SHARE CAPITAL	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
SHARE CAPITAL
18.	SHARE CAPITAL
On April 19, 2021, the Company completed its
global
offering and the Company’s shares have been listed on the Main Board of The Stock Exchange of Hong Kong Limited (“HKEX”). The Company issued 36,380,900 ordinary shares, including the exercise of the over-allotment option, at Hong Kong Dollar (“HK$”) 268 per share. Net proceeds from the global offering after deducting underwriting commissions, share issuance costs and offering expenses approximately amounted to RMB8.0 billion.